Omnibus Incentive Compensation Plan	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Omnibus Incentive Compensation Plan

14. Omnibus Incentive Compensation Plan

On July 23, 2019, the board of directors adopted an amended and restated Plan (“the 2019 amended plan”), so as to reserve for issuance a maximum number of 740,000 restricted common units. On July 23, 2019, the Partnership awarded 445,000 unvested units to Employees and Non-Employees with a grant-date fair value of $11.23 per unit. Awards granted to certain Employees and Non-Employees would vest in three equal installments. As of December 31, 2021 all the awards have vested.

The unvested units accrue distributions as declared and paid, which distributions are retained by the custodian of the Plan until the vesting date at which time they are payable to the grantee. As unvested unit grantees accrue distributions on awards that are expected to vest, such distributions are charged to Partners’ capital.

There were no forfeitures of awards during the years ended December 31, 2021 and 2020. The Partnership estimated the forfeitures of unvested units to be immaterial.

14. Omnibus Incentive Compensation Plan - Continued

For the years ended December 31, 2021, 2020 and 2019 the equity compensation expense included in “General and administrative expenses” in the consolidated statements of comprehensive income / (loss) was $2,043, $2,049 and $907, respectively. As of December 31, 2021 there was no compensation cost related to non-vested awards. The Partnership uses the straight-line method to recognize the cost of the awards.

The following table contains details of our plan:

	Equity compensation plan
Unvested Units	Units	Amount
Unvested on January 1, 2020	428,958	$4,817
Vested	(16,042)	(180)
Unvested on December 31, 2020	412,916	4,637
Vested	(412,916)	(4,637)
Unvested on December 31, 2021	—	$—